UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 30, 2012

GULF WESTERN PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52309	98-0489324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Pkwy. Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Items 8.01 Other Events

On July 30, 2012, the Registrant updated its plan to disclose quarterly and annual financial reports on Form 10-Q and Form 10-K with the Securities Exchange Commission. This will enable the Registrant to become a fully reporting company with the Securities Exchange Commission. The Registrant anticipates filing the required reports within the next forty five days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf Western Petroleum Corp.

By: /s/ Joseph Arcaro

Date: August 1, 2012

Joseph Arcaro, Chief Executive Officer